UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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 ILLUMINA, INC.

(Name of Registrant as Specified in its Charter)

CKH ACQUISITION CORPORATION
ROCHE HOLDING LTD

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Roche Employee FAQ – January 25, 2012

1.	Why is Roche pursuing this transaction now and how does it fit with Roche’s strategy?
An acquisition of Illumina will further strengthen Roche’s role in diagnostics. Illumina’s Next Generation Sequencing solutions will strengthen Roche’s position in Sequencing and Microarrays to address the growing demand for genetic/genomic solutions. In addition, Roche’s extensive diagnostics experience and global presence will help accelerate the transition of DNA sequencing into clinical and routine diagnostics. In the Life Science market the combination of Roche and Illumina’s sequencing technologies is complementary and will enable researchers in many different fields to obtain superior results.

Physicians will be better equipped to make targeted diagnosis and therefore implement tailored therapies. This means better treatment for patients, and therefore, better outcomes.

2.	Who is Illumina?
Illumina is a San Diego-based leading provider of integrated systems for DNA sequencing. Its product portfolio includes innovative and market leading tools for DNA, RNA, and protein analysis that enable rapid advances in disease research, drug development and the development of molecular tests in the clinic.

3.	What is the total value of Roche's offer for Illumina?
Roche is proposing to acquire all outstanding shares of Illumina for $44.50 per share in cash, or an aggregate of approximately $5.7 billion on a fully diluted basis.

4.	Do you expect that there will be any layoffs at Roche or Illumina?
This transaction is not driven by cost synergies, but by the strategic value of Illumina’s business and its growth potential within Roche. Roche contemplates continued employment of Illumina management and employees following the consummation of a transaction and we are prepared to work with Illumina to develop mutually satisfactory employment arrangements. Until a transaction is consummated, business will continue as usual. We are committed to keeping our employees informed of any significant further developments in this process.

5.	What decisions have been made regarding the various HR issues that will arise from the combination, such as retention/transfers, relocation cost reimbursement, information policy, severance, etc.?
There will be no immediate change to organizational structure or jobs. Until a transaction is consummated, business will continue as usual. We are committed to keeping our employees informed of any significant further developments in this process.

6.	What will happen to our salaries and benefits?
Until a transaction is consummated, business will continue as usual. We are committed to keeping our employees informed of any significant further developments in this process.

7.	What will happen to Roche’s facilities? Illumina’s facilities?
Until a transaction is consummated, business will continue as usual. Roche intends to combine our existing Applied Science business with Illumina and move the business area’s headquarters to San Diego, California. Roche also plans to maintain operations in Penzberg, Germany, the current headquarters of Roche Applied Science.

8.	How will this transaction impact our relationship with customers?
Until a transaction is consummated, business will continue as usual. We will honor all contracts in place before the transaction and will continue to offer the same high-quality service and products to our customers as well as Illumina’s customers.

The relationship with our customers will be strengthened by this transaction. We will have a broader range of products to offer and be able to provide an even greater level of service to all our customers.

9.	Who will serve on the management team of the combined company?
Should we reach an agreement, we will contemplate the continued employment of Illumina management and employees and we are prepared to work with Illumina to develop mutually satisfactory employment arrangements. We are committed to keeping our employees informed of any significant further developments in this process.

10.	Will we keep the Roche brand?
Yes. Should we reach an agreement, we will retain both the Roche and Illumina brand names.

11.	When do you expect the transaction to close?
There are customary closing conditions before the transaction can be consummated. We hope to close in H1 2012. However, the time will depend on a number of factors including a willingness by Illumina to reconsider a mutually acceptable transaction.

12.	What is the integration plan?
Until a transaction is consummated, business will continue as usual. Roche is committed to treating all employees in both companies in an equal and fair manner. We are committed to keeping our employees informed of any significant further developments in this process.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
THESE MATERIALS CONTAIN CERTAIN FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY WORDS SUCH AS “BELIEVES”, “EXPECTS”, “ANTICIPATES”, “PROJECTS”, “INTENDS”, “SHOULD”, “SEEKS”, “ESTIMATES”, “FUTURE” OR SIMILAR EXPRESSIONS OR BY DISCUSSION OF, AMONG OTHER THINGS, STRATEGY, GOALS, PLANS OR INTENTIONS. VARIOUS FACTORS MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY IN THE FUTURE FROM THOSE REFLECTED IN FORWARD-LOOKING STATEMENTS CONTAINED IN THIS DOCUMENT, AMONG OTHERS: (1) ECONOMIC AND CURRENCY CONDITIONS; (2) COMPETITIVE AND TECHNOLOGICAL FACTORS; AND (3) RISKS AND UNCERTAINTIES RELATING TO THE PROPOSED TRANSACTION.

ADDITIONAL INFORMATION AND WHERE TO FIND IT
THESE MATERIALS ARE FOR INFORMATIONAL PURPOSES ONLY AND DO NOT CONSTITUTE AN OFFER TO PURCHASE OR A SOLICITATION OF AN OFFER TO SELL ILLUMINA COMMON STOCK. THE SOLICITATION AND OFFER TO BUY ILLUMINA COMMON STOCK WILL ONLY BE MADE PURSUANT TO AN OFFER TO PURCHASE AND RELATED MATERIALS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE SINCE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER. THE OFFER TO PURCHASE AND RELATED MATERIALS WILL BE FILED BY ROCHE WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC), AND INVESTORS AND SECURITY HOLDERS MAY OBTAIN A FREE COPY OF THESE MATERIALS (WHEN AVAILABLE) AND OTHER DOCUMENTS FILED BY ROCHE WITH THE SEC AT THE WEBSITE MAINTAINED BY THE SEC AT WWW.SEC.GOV. THE OFFER TO PURCHASE AND RELATED MATERIALS MAY ALSO BE OBTAINED (WHEN AVAILABLE) FOR FREE BY CONTACTING THE INFORMATION AGENT FOR THE TENDER OFFER, MACKENZIE PARTNERS, AT (212) 929-5500 OR (800) 322-2885 (TOLL-FREE).

ROCHE WILL BE FILING A PROXY STATEMENT ON SCHEDULE 14A AND OTHER RELEVANT DOCUMENTS WITH THE SEC IN CONNECTION WITH ITS SOLICITATION OF PROXIES FOR THE 2012 ANNUAL MEETING OF ILLUMINA (THE “PROXY STATEMENT"). PROMPTLY AFTER FILING A DEFINITIVE PROXY STATEMENT WITH THE SEC, ROCHE WILL MAIL THE PROXY STATEMENT AND A PROXY CARD TO EACH ILLUMINA STOCKHOLDER ENTITLED TO VOTE AT THE 2012 ANNUAL MEETING. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. INVESTORS AND SECURITY HOLDERS MAY OBTAIN A FREE COPY OF THESE MATERIALS (WHEN AVAILABLE) AND OTHER DOCUMENTS FILED BY ROCHE WITH THE SEC AT THE WEBSITE MAINTAINED BY THE SEC AT WWW.SEC.GOV. THE PROXY STATEMENT AND RELATED MATERIALS MAY ALSO BE OBTAINED (WHEN AVAILABLE) FOR FREE BY CONTACTING THE INFORMATION AGENT FOR THE TENDER OFFER, MACKENZIE PARTNERS, AT (212) 929-5500 OR (800) 322-2885 (TOLL-FREE).

ROCHE HOLDING LTD, CKH ACQUISITION CORPORATION AND THE INDIVIDUALS NOMINATED BY CKH ACQUISITION CORPORATION FOR ELECTION TO ILLUMINA’S BOARD OF DIRECTORS (THE “ROCHE NOMINEES") MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM ILLUMINA STOCKHOLDERS FOR USE AT THE 2012 ANNUAL MEETING OF STOCKHOLDERS, OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF. THE DIRECTORS AND EXECUTIVE OFFICERS OF ROCHE HOLDING LTD AND CKH ACQUISITION CORPORATION WHO MAY BE PARTICIPANTS IN THE SOLICITATION OF PROXIES HAVE NOT BEEN DETERMINED AS OF THE DATE OF THESE MATERIALS. NO ADDITIONAL COMPENSATION WILL BE PAID TO SUCH DIRECTORS AND EXECUTIVE OFFICERS FOR SUCH SERVICES. INVESTORS AND SECURITY HOLDERS CAN OBTAIN ADDITIONAL INFORMATION REGARDING THE DIRECT AND INDIRECT INTERESTS OF THE ROCHE NOMINEES AND OTHER PARTICIPANTS BY READING THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE.